                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                       _________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        ________________________________

         Date of Report (Date of earliest event reported): May 26, 2000


                        System Software Associates, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-15322                 36-3144515
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                   500 West Madison Street, Chicago, IL 60661
          (Address of Principal Executive Offices, Including Zip Code)


                                 (312) 258-6000
              (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, if Changed Since Last Report)


                                      N/A

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
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ITEM 5.  OTHER EVENTS

     On May 26, 2000, the Company and its senior secured lenders agreed to extend the $5,000,000 revolving credit facility (the "DIP Facility") under the Company's Senior Secured Super-Priority Debtor-in-Possession Loan and Security Agreement (dated as of May 3, 2000) until June 2, 2000 and agreed upon an acceptable budget for that period. Extension of the DIP Facility beyond June 2, 2000 is subject to, among other things, approval by the Company's senior secured lenders of an acceptable budget for any such extended period.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       System Software Associates, Inc.



                                       By:  /s/ Kirk J. Isaccson
                                          ---------------------------
                                              Kirk J. Isaacson
                                              Secretary


Dated:  May 30, 2000








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